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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          June 6, 2006
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                   0-15572                 56-1421916
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)        Identification Number)

341 North Main Street, Troy, North Carolina                        27371
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 (Address of Principal Executive Offices)                        (Zip Code)

                                 (910) 576-6171

              (Registrant's telephone number, including area code)
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                                 Not Applicable

          (Former Name or Former Address, if changed since last report)
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                                  First Bancorp
                                      INDEX

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Item 1.01 - Entry into a Material Definitive Agreement                   3

Signatures                                                               4


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Item 1.01 - Entry into a Material Definitive Agreement

     On June 6, 2006, the  Registrant  agreed to purchase the residence of Jerry
L. Ocheltree, a director and executive officer of the Registrant, for $379,000 and to pay approximately $7,000 in moving expenses associated with his move to a residence closer to the Registrant's headquarters. Mr. Ocheltree's primary workplace changed from High Point, North Carolina to Troy, North Carolina in connection with his appointment as President of First Bank, a subsidiary of the Registrant, during 2005. The purchase price of Mr. Ocheltree's residence was based on an average of three appraisals, while the amount related to moving expenses is the lowest of three bids obtained.




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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        First Bancorp


     June 9, 2006                  By:  /s/ Anna G. Hollers
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                                        Anna G. Hollers
                                        Executive Vice President, Secretary and
                                        Chief Operating Officer

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